September 3, 2024 Third Quarter 2024 Investor Presentation Associated Banc-Corp Exhibit 99.1

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “intend,” "target,” “outlook,” “project,” “guidance,” “forecast,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

2 Commercial & Business Lending 37% Commercial Real Estate 25% Consumer 38% Corporate & Commercial Specialty 26% Community, Consumer & Business 56% Risk Mgmt & Shared Services 17% With origins dating back to 1861, ASB is the largest bank holding company based in Wisconsin2 Associated Banc-Corp (NYSE: ASB)1 $42B Assets $30B Loans $4B Equity $33B Deposits Average Loans Average Deposits 1 All figures as of or for the quarter ended June 30, 2024 unless otherwise noted. 2 Based on assets as of March 31, 2024. 3 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 9.68% CET1 Ratio 188 Branches ~4,000 Employees 7.18% TCE Ratio3

3 Key Themes in 2024 We’ve positioned ASB for success by advancing our growth strategy while remaining disciplined on credit ▪ Conservative credit culture refined over the past 15 years ▪ Geographically anchored in stable Midwest markets (no rent-controlled NYC exposure) ▪ Maintaining prime/super prime consumer focus ▪ Diversified CRE portfolio with limited central business district office exposure ▪ Annual capital stress testing & concentration management controls ▪ Solid credit performance in recent quarters, in line with continued credit normalization ▪ Ongoing tailwinds from successful execution of Phase 1 initiatives ▪ Enhanced profitability profile from balance sheet repositioning completed in 4Q 2023 ▪ Leadership team bolstered by several key hires in 2023-2024 ▪ Continued momentum with commercial RM hiring plan ▪ Consumer-focused product launches on track ▪ Champion of You brand strategy supporting acquisition, retention and deepening of customer households Disciplined Credit Approach Advancing our Growth Strategy

Disciplined Credit Approach

5 Com'l & Business Lending 37% Other 36% Residential Mortgage 26% 1 All data as of and for the period ended June 30, 2024 unless otherwise noted. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. 3 Property class mix determined by third-party vendor partner mapping of portfolio. 4 From inception on September 30, 2021 through the period ended June 30, 2024. WI 28% IL 21% MN 9% Other Midwest 12% Other 29% Loans by State 2 A company-wide focus on discipline & diversification has enhanced our credit profile Prime/Super Prime Consumer PortfolioStable Total Loan Portfolio Diversified Commercial Real Estate Portfolio Diversified Credit Risk Profile1 98% of auto loans booked have had prime/super prime FICO scores4 Total Loans by Class Loans by Category Office loans are just 3.4% of total loans & are weighted toward suburban/Class A properties3 791 783 761 792 786 769 Home Equity Mortgage Auto Finance 2Q 2023 2Q 2024 +3 WAvg. Portfolio FICO Scores 98% +8 9.7% Multi-family loans are just 9.7% of total loans, primarily located in stable Midwest markets (no rent-controlled NYC exposure) +1

6 Net Charge Offs and Provision Total Delinquent Loans Credit Quality Trends $2 $2 $22 $2 $2$40 $47 $62 $48 $35 $42 $50 $84 $51 $37 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 2Q 2024 credit quality remained solid with delinquencies, criticized loans, & NCOs down vs. prior quarter ($ in millions) Accruing Loans 30-89 Days PD $11 $18 $16 $22 $21 $22 $22 $21 $24 $23 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Total Net Charge Offs Provision for Credit Losses on Loans Accruing Loans 90+ Days PD Total Criticized Loans $131 $169 $149 $178 $154 $345 $387 $454 $484 $528 $248 $286 $217 $155 $118 $724 $842 $820 $818 $801 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 ($ in millions) ($ in millions) Nonaccrual Loans $73 $79 $86 $85 $83 $22 $11 $0 $19 $48 $36 $79 $63 $74 $23 $131 $169 $149 $178 $154 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 ($ in millions) CREConsumer Commercial & Business Lending Substandard AccruingSpecial Mention Nonaccrual Loans

High-Quality Commercial Real Estate Portfolio[1]

ASB has built a diversified CRE portfolio by partnering with well-known developers in stable Midwest markets



Total Loans by Segment
Consumer 38%
Com'l & Business Lending 37%
CRE 25%



CRE by Geography
Minnesota 9%
Illinois 16%
Other Midwest[2] 21%
Wisconsin 20%
Texas 8%
Other 26%



CRE by Property Type
Multi-Family 39%
Retail 9%
Office 14%
Industrial 23%
Other 15%

CRE Credit Quality

	2Q 23	3Q 23	4Q 23	1Q 24	2Q 24
Portfolio LTV	60%	59%	58%	59%	59%
Delinquencies/Loans[3]	0.00%	0.14%	0.52%	0.28%	0.01%
NALs/Loans	0.30%	0.15%	0.00%	0.26%	0.67%
ACLL/Loans	1.88%	1.90%	1.88%	1.87%	1.98%
NCOs/Avg. Loans[4]	(0.12%)	(0.02%)	(0.01%)	0.00%	0.25%

CRE Loan Portfolio Granularity

	% of Total Loans
Largest Single CRE Borrower	0.16%
Top 10 Largest CRE Borrowers	1.33%
Largest CRE Property Type (Multi-Fam)	9.65%
CRE Office Loans	3.39%

CRE Office Highlights

WAvg. Debt Service Coverage Ratio[5]	1.18x
2024 Remaining Maturities	$233 million
Central Business District vs. Suburban	~79% Suburban
Property Class Mix	~58% Class A[6]

[1] All updates as of or for the period ended June 30, 2024 unless otherwise noted.
[2] Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa.
[3] Accruing loans 30-89 days past due + accruing loans 90+ days past due.
[4] Calculated on an annualized basis. Negative values indicate a net recovery.
[5] Calculated based on the 10-year Treasury rate plus 300 basis points/25-year amortization.
[6] Class A determined by third-party vendor partner mapping of portfolio.

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Advancing our Growth Strategy

9 Launched in 2021, Phase 1 of our strategic plan established ASB’s ability to execute Phase 1 Strategic Plan: Foundational to Growth Upgraded Product & Service Offerings Launched Mass Affluent Strategy Modernized Digital Banking Experience Introduced “Champion of You” Brand Strategy Enhanced Lending Capabilities 1 All updates as of or for the period ended June 30, 2024 unless otherwise noted. 2 Based on year-over-year customer satisfaction scores from internal transactional surveys. 2024 data through June 30, 2024. 3 Annual net promoter score as measured by a customer’s likelihood to recommend Associated Bank to family and friends as indicated in our internal Consumer Relationship Survey. 2024 YTD through June 30, 2024. Foundational Outcomes1 from Phase 1 ▪ Nearly $800 million in Asset-Based Lending & Equipment Finance loans ▪ Over $2.5 billion in prime/super prime Auto loans ▪ Expanded commercial & business RMs by 29% vs. 12/31/21 ▪ Over $1 billion in net new Mass Affluent deposits since launch in December 2022 ▪ 4.5-year high in mobile banking satisfaction2 ▪ Highest annual net promoter score3 since internal tracking began in 2017 ▪ Highest quarterly net consumer checking household growth in over a decade ▪ 26% increase in YTD deposit balances per new consumer checking household vs. 2023

10 Advancing our Growth Strategy in Phase 2 Phase 2 is designed to accelerate our momentum through an infusion of talent in key areas & targeted initiatives 1 Incremental balance growth expected above our standard run rate, which is impacted by market conditions. $750M $2.5B 3% Cumulative Incremental Commercial Loan Growth1 Cumulative Incremental Deposit Balances (Total Bank)1 Annual Household Growth Rate Expected Outcomes by Year-End 2025

Phases 1 + 2: Consumer & Small Business Banking

Our efforts to upgrade the customer experience are largely completed, with expected results on track

2022

- Platinum Choice Checking and Mass Affluent Banker Program
- New & Enhanced Digital Banking Platform
- No-fee Overdraft Protection Transfers
- Enhanced Deposit Account Opening - Digital

2023

- Launched New Brand Campaign
- Unlimited Savings Transfers
- Money Monitor with Actionable Insights
- $50 (& $100) Grace Zone
- Activation Zone, for faster account set-up
- New IVA Phone System
- Debit Card Controls
- Digital Opening & Servicing for Small Business Loans

2024

- Early Pay
- Adie, 24/7 virtual assistant
- Easy Direct Deposit Switching
- Enhanced Deposit Account Opening - Branches
- Business & Personal Account Benefits and Digital Integration
- Credit Monitor

Impact[1]

- On track to deliver ~$2B in cumulative incremental consumer & small business deposit balances by YE 2025[2]
- Named #1 for Retail Banking Customer Satisfaction in the Upper Midwest by J.D. Power[3]
- Highest quarterly net consumer checking household growth in over a decade
- Highest annual net promoter score[4] since internal tracking began in 2017
- 26% increase in YTD deposit balances per new consumer checking household vs. 2023

[1] All updates as of or for the period ended June 30, 2024 unless otherwise noted.
[2] Incremental balance growth expected above our standard run rate, which is impacted by market conditions.
[3] For J.D. Power 2024 award information, visit jdpower.com/awards.
[4] Annual net promoter score as measured by a customer's likelihood to recommend Associated Bank to family and friends as indicated in our internal Consumer Relationship Survey. 2024 YTD through June 30, 2024.

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Phases 1 + 2: Commercial Banking

We've bolstered our commercial leadership team & continue to invest by adding talented RMs in key markets

2021-2022

- Launched Asset-Based Lending & Equipment Finance verticals
- Shifted to balanced scorecard incentive structure, with an emphasis on whole banking relationships
- Announced Phase 1 plan to expand our RM base in Milwaukee & Chicago
- Grew total commercial loans by $2.4 billion (+15%) in 2022 vs. 2021

2023

- Hired Phillip Trier as EVP, Commercial Banking Group Leader
- Hired Neil Riegelman as SVP, Commercial Banking Segment Leader in Wisconsin
- Upgraded commercial digital platform

2024

- Hired Michael Lebens as SVP, Commercial Banking Segment Leader in Minnesota
- Progressing on our Phase 2 plan to hire 26+ additional RMs by early 2025, with four additional RMs hired since July
  - Two in Twin Cities
  - One in Milwaukee
  - One in St. Louis

Impact[1]

- On track to deliver $750M in cumulative incremental commercial loan balances by YE 2025[2]
- On track to deliver ~$500M in cumulative incremental commercial deposit balances by YE 2025[2]
- Expanded commercial & business RMs by 29% vs. 12/31/21
- Progressing on our Phase 2 plan to hire 26+ additional RMs by early 2025 (+28% vs. 9/30/23)

[1] All updates as of or for the period ended June 30, 2024 unless otherwise noted.
[2] Incremental balance growth expected above our standard run rate, which is impacted by market conditions.

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Improving our Return Profile Over Time[1]

Our efforts to remix the balance sheet & drive toward improved profitability are on track

Strategy

Assets

Growing diversified asset classes to decrease reliance on legacy low-yielding, low-relationship asset classes



Relationship Commercial
Auto Finance
Low-Relationship Mortgage
Low-Relationship Commercial

Liabilities

Attracting and deepening customer relationships to decrease reliance on wholesale and network funding sources



Core Customer Deposits[2]
Wholesale Funding Sources

Progress Since 2021

Assets

- Expanded Commercial RM base across footprint
- $2.5B in prime/super prime Auto balances
- Exited TPO mortgage business in 1Q23
- Sold $969M in mortgage loans & pivoted to "originate to sell" model in 4Q23

Liabilities

- Shifted to balanced RM scorecard to deepen Commercial relationships
- Modernized digital banking experience
- Quarterly upgrades to products & services
- $1B in net new Mass Affluent deposits
- Repaid $849M of FHLB Advances in 4Q23

1H24 Results

(Quarterly avg. growth 2Q24 vs. 4Q23; $ in millions)



Auto
$386
C&I
$147
$(786)
Mortgage



Total Deposits
$438
Core Customer Deposits[2]
$2
$(604)
Total Short & Long-Term Funding[3]

[1] All updates as of or for the period ended June 30, 2024 unless otherwise noted.
[2] This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.
[3] Excludes brokered CDs and network transaction deposits, which are included in total deposits.

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14 We’ve taken proactive steps to reduce our asset sensitivity and protect NII in a falling rate environment Estimated NII Sensitivity Profile (%) Interest Rate Sensitivity1 10.8 4.0 3.2 5.4 1.9 1.6 -5.0 -1.2 -1.0 -1.8 -2.1 2Q 2022 2Q 2023 2Q 2024 Up 200 bps Up 100 bps Down 100 bps Down 200 bps (12-Month Ramp, Dynamic Forecast) Asset Repricing Dynamics Contractual Funding Obligations ≤ 1 Yr. 1-3 Yrs. 3+ Yrs. Total Time Deposits $7.0 $0.1 $0.0 $7.1 Short-Term Funding $0.9 - - $0.9 FHLB Advances $1.9 $0.6 $0.2 $2.7 Other Long-Term Funding $0.2 $0.0 $0.3 $0.5 Total $10.0 $0.7 $0.5 $11.2 ($ in billions) 66% $19.7 billion, or 66% of loans outstanding, are floating rate, adjustable rate, re-pricing within one year or maturing within one year $2.5B Added $2.5 billion of fixed-rate prime/super prime Auto Finance balances since 3Q 2021 1 All updates as of or for the period ended June 30, 2024 unless otherwise noted. Down 200 N/A

15 Capital Ratios (%) 7.08 9.43 10.02 12.08 7.18 9.68 10.27 12.34 TCE Ratio CET1 Tier 1 Capital Total Capital 1 Tangible common equity / tangible assets. This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Our capital ratios increased across the board during the second quarter Capital Profile 1 2024 Capital Target Ranges (%) $18.41 $18.46 $18.77 $18.78 $19.28 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Tangible Book Value / Share 7.18 2Q 2024 TCE Ratio 2024 Target Range 9.68 2Q 2024 CET1 Ratio 2024 Target Range 7.75 10.00 6.75 9.00 1 1Q 2024 2Q 2024

16 Well-Positioned for 2024-2025 Leadership in multiple organizational units has been boosted by recent hires, bringing in new ideas and continuing to build upon our already strong foundation Loan growth expected as our investments in customer-facing colleagues and enhanced lending capacity provide a tailwind Balance sheet repositioning completed in 4Q 2023 unlocks the benefits of our organic strategy by providing balance sheet capacity to achieve our loan growth targets while mitigating funding risks Core customer deposit growth expected from our relationship-focused commercial expansion, continued success of Mass Affluent, product enhancements and sustained investment in digital to deepen relationships and grow households Expense control has been addressed through reductions in force, branch closures, and a disciplined approach to vendor management and discretionary spending Credit discipline remains a foundational strength, with diversified portfolios, enhanced risk controls, and a growth strategy emphasizing core businesses in core markets Capital Levels are well within our target ranges and well above regulatory requirements Our proactive approach in addressing our strategic opportunities has positioned ASB for a bright future

17 1 Adjusted 2023 figures have been provided for noninterest income and noninterest expense to exclude the impact of one time items incurred as a result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2023 and the FDIC special assessment booked during the fourth quarter of 2023. These figures are non-GAAP financial measures. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 2 Projections are on an end of period basis as of and for the year ended 12/31/2024 as compared to adjusted 2023 results as of 12/31/2023 unless otherwise noted. 3 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 4 2024 noninterest expense guidance excludes the impact of the $31 million FDIC special assessment booked during the fourth quarter of 2023, the $8 million FDIC special assessment recognized during the first quarter of 2024, and the $2 million adjustment of FDIC special assessment expense booked during the second quarter of 2024. 5 Excludes the impact of the $33 million deferred tax benefit booked in the second quarter of 2024. FY 2024 Outlook GAAP FY 2023 Result Adjusted FY 2023 Result1 FY 2024 Guidance2 (Unchanged since July 2024) EoP Total Loans $29.2B (+1.4% vs. 2022) $29.2B (+1.4% vs. 2022) Lower end of original 4% to 6% growth range EoP Total Deposits $33.4B (+12.9% vs. 2022) Core Customer Deposits3 $27.4B (-2.4% vs. 2022) Lower end of original 3% to 5% growth range (Core Customer Deposits) Net Interest Income $1.040B (+8.6% vs. 2022) $1.040B (+8.6% vs. 2022) 1% to 3% Growth Noninterest Income $63M (-77.6% vs. 2022) $264M (-6.4% vs. 2022) 1% Decrease to 1% Growth Noninterest Expense $814M (+8.9% vs. 2022) $783M (+4.8% vs. 2022) 2% to 3% Growth4 Effective Tax Rate 11.2% N/A 19% to 21%5

Appendix

Reconciliation & Definitions of Non-GAAP Items

Tangible Common Equity and Tangible Assets Reconciliation[1] ($ in millions)	2Q 2023	3Q 2023	4Q 2023	1Q 2024	2Q 2024
Common equity	$3,929	$3,934	$3,980	$3,975	$4,048
Goodwill and other intangible assets, net	(1,150)	(1,148)	(1,145)	(1,143)	(1,141)
Tangible common equity	$2,779	$2,786	$2,834	$2,831	$2,907
Total assets	$41,219	$41,637	$41,016	$41,137	$41,624
Goodwill and other intangible assets, net	(1,150)	(1,148)	(1,145)	(1,143)	(1,141)
Tangible assets	$40,070	$40,490	$39,870	$39,994	$40,483

Period End Core Customer Deposits Reconciliation ($ in millions)	2Q 2023	3Q 2023	4Q 2023	1Q 2024	2Q 2024
Total deposits	$32,014	$32,123	$33,446	$33,713	$32,691
Brokered CDs	(3,818)	(3,351)	(4,447)	(3,931)	(4,062)
Network transaction deposits	(1,601)	(1,649)	(1,566)	(1,793)	(1,503)
Core customer deposits	$26,595	$27,123	$27,432	$27,989	$27,127

Quarterly Average Core Customer Deposits Reconciliation ($ in millions)	2Q 2023	3Q 2023	4Q 2023	1Q 2024	2Q 2024
Total deposits	$31,281	$32,002	$32,192	$33,267	$32,629
Brokered CDs	(3,002)	(3,429)	(3,471)	(4,269)	(3,928)
Network transaction deposits	(1,468)	(1,640)	(1,617)	(1,652)	(1,595)
Core customer deposits	$26,811	$26,933	$27,105	$27,346	$27,106

[1] The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

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20 Reconciliation & Definitions of Non-GAAP Items 1 The mortgage portfolio sale and investments sold that are classified as one time items are the result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2023. One Time Item Noninterest Expense Reconciliation ($ in millions) YTD Dec 2023 4Q 2023 1Q 2024 2Q 2024 GAAP noninterest expense $814 $239 $198 $196 FDIC special assessment (31) (31) (8) 2 Noninterest expense, excluding one time items $783 $209 $190 $198 One Time Item Noninterest Income Reconciliation ($ in millions) YTD Dec 2023 4Q 2023 GAAP noninterest income $63 $(131) Loss on mortgage portfolio sale1 136 136 Net loss on sale of investments1 65 65 Noninterest income, excluding one time items $264 $70